           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

        Filed by the Registrant /X/
        Filed by a Party other than the Registrant / /

        Check the appropriate box:

        / / Preliminary Proxy Statement
        /X/ Definitive Proxy Statement
        / / Definitive Additional Materials
        / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE JUDGE GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required per Exchange Act Rule 14a-6(i)(2)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


    2) Aggregate number of securities to which transaction applies:


    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

    4) Proposed maximum aggregate value of transaction:


    5) Total fee paid:


/ / Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                               THE JUDGE GROUP, INC.
                             Two Bala Plaza, Suite 400
                          Bala Cynwyd, Pennsylvania 19004
                          -------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   To Be Held

                                June 15, 1999
                                ---------------

                                                                    May 18, 1999

To the Shareholders:

You are cordially invited to attend the 1999 Annual Meeting of Shareholders of The Judge Group, Inc., which will be held at 10:00 a.m. on Tuesday, June 15, 1999, at the Company's corporate headquarters, Two Bala Plaza, Suite 400, Bala Cynwyd, Pennsylvania, for the following purposes:

     1. To elect the Board of Directors;

     2. To ratify the appointment of Rudolph Palitz, LLP as the Company's independent accountants for the 1999 fiscal year; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 14, 1999 as the record date for the determination of the shareholders of record entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

The Company's Annual Report for fiscal 1998 is enclosed.

WHETHER OR NOT YOU PLAN TO ATTEND THE 1999 ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY OR PROXIES IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. RETURNING YOUR PROXY CARD DOES NO DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.

                              By Order of the Board of Directors,

                              KATHARINE A. WIERCINSKI
                              Secretary

                             The Judge Group, Inc.
                           Two Bala Plaza, Suite 400
                        Bala Cynwyd, Pennsylvania 19004
                        -------------------------------

                                PROXY STATEMENT
                                ---------------

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Judge Group, Inc., a Pennsylvania corporation (the "Company"), for use at the 1999 Annual Meeting of Sharebolders scheduled for 10:00 a.m. on Tuesday, June 15, 1999 at the Company's corporate headquarters, Two Bala Plaza, Suite 400, Bala Cynwyd, Pennsylvania 19004, and at any postponements or adjournments thereof. This proxy statement and the accompanying forms of proxy are first being mailed to shareholders on or about May 21, 1999.

Shares represented by properly executed proxy cards received by the Company at or before the meeting will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote shares so represented FOR the election of the nominees for director named in this proxy statement, and FOR the ratification of Rudolph, Palitz LLP as the Company's independent accountants for 1999. The persons named on the proxy card will vote according to their best judgment as to any other business which properly comes before the meeting.

Signing and returning the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting or vote in person. A proxy may be revoked at any time before it is voted at the meeting by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date or by attending the 1999 Annual Meeting and giving notice of such revocation. Only shareholders of record at the close of business on May 14, 1999. the record date for the meeting, will be entitled to vote at the Annual Meeting.

Tbe cost of this proxy statement will be paid by the Company. Additional solicitation by mail, telephone, telecopy or by personal solicitation may be conducted by directors, officers and employees of the Company, for which they will receive no additional compensation. Brokeage houses, fiduciaries and other nominees holding common shares of the Company as of the record date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable expenses.

 QUORUM, OUTSTANDING SHARES, VOTING RIGHTS AND SHAREHOLDINGS OF CERTAIN PERSONS

Outstanding Shares and Voting Rights

The presence at the 1999 Annual Meeting, in person or by proxy, of the holders of shares representing a majority of the total number of votes authorized to be cast by the Company's common shareholders at the close of business on May 14, 1999 is necessary to constitute a quorum. In determining whether a quorum exists, holders of shares will be treated as being present at the Annual Meeting if the holders of such shares are present in person or are represented by valid proxies, whether the proxy cards granting such proxies are marked as casting a vote or abstaining or are left blank.

The affirmative vote of a majority of the votes cast at the meeting is required for the approval of any matter to come before the Annual Meeting. In determining the number of votes cast, shares abstaining from voting and shares held in street name that are indicated as not being voted due to lack of discretionary authority, such as a broker non-vote, will not be treated as votes cast. Shareholders do not have cumulative voting rights.

The Company has one class of outstanding capital stock, common shares, par value $.01 per share (the "Common Shares"), The record date for the Annual Meeting is May 14, 1999. On April 30 there were 13,497,576 common shares outstanding, which number is not expected to change by the record date.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 30, 1999, the beneficial ownership of the Company's Common Shares by: (i) each person who is known by the Company to be the beneficial owner of more than 5% of such shares; (ii) each director and nominee for director of the Company; (iii) each of the Cormpany's executive officers named in the Summary Compensation Table ("Named Officers"); and (iv) all directors and executive officers of the Company as a group. This information is based upon public filings and in the case of the Company's officers and directors, information provided to the Company by such persons. Unless otherwise indicated, beneficial ownership is based on sole voting and dispositive power with respect to the shares, and shares are held by the person listed members of his or her family. Common Shares which the individual has the right to acquire, upon exercise of options and in certain other circumstances, are deemed to be outstanding and beneficially owned by the individual. Unless otherwise indicated, the address of each person listed in this table is c/o The Judge Group, Inc., Two Bala Plaza, Suite 400, Bala Cynwyd, Pennsylvania 19004.

                                                   Common Stock
                                ------------------------------------------------

 Name                                Number of Shares     Percentage Outstanding
--------------------------------------------------------------------------------

 Martin E. Judge, Jr.                6,162,599(1)             45.7%

 Michael A. Dunn,                    1,891,113(2)             14.0%

 Wellington Management Company, LLP
 75 State Street
 Boston, Massachusetts 02109           952,200(3)              7.1%

 Heartland Advisors, Inc.
 790 North Milwaukee Street
 Milwaukee, WI 53202                   707,700(4)               5.2%

 Richard T. Furlano                    100,150(5)                *

 Randolph J. Angermann                  26,794(6)                *

 James C. Hahn                          15,294(7)                *

 All, directors and executive
 officers as a group (7 persons)     8,259,050(8)              61.2%

*Less than one percent.

(1) Includes 654,549 shares held by Takema. Ltd. LP, a Delaware limited partnership ("Takema") of which Mr. Judge is the General Partner, and 50,000 Common Shares issuable upon the exercise of the vested portion of outstanding stock options.

(2) Includes 361,010 shares held by the Michael A. Dunn Descerdants' Trust, over which Mr. Dunn has sole dispositive power, and 23,000 Common Shares issuable upon the exercise of the vested portion of outstanding stock options.

(3) Consists of 847,200 Common Shares over which Wellington Management Company, LLP ("WMC") has shared voting power and 952,200 Common Shares over which WMC has shared dispositive power.

(4) Consists of 292,700 Common Shares over which Heartland Advisors, Inc. ("Heartland") has sole voting power and 707,700 Common Shares over which Heartland has sole dispositive power.

(5) Includes 39,250 Common Shares issuable upon the exercise of the vested portion of outstanding stock options.

(6) Includes 5,000 Common Shares issuable upon the exercise of the vested portion of outstanding stock options.

(7) Includes 5,000 Common Shares issuab1e upon the exercise of the vested portion of ouatanding stock options.

(8) Includes 132,750 Common Shares issuable upon the exercise of the vested portion of outstanding stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of tbe Company's Common Shares and certain other persons (collectively, "Covered Persons") to file with the Securities and Exchange Commission and the NASDAQ Stock Market, within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of Common Shares and certain other securities of the Company.

Based on the Company's review of the copies of reports received by it, and written representations, if any, received from Covered Persons with respect to the filing of reports on Forms 3, 4 and 5, the Company believes that all filings required to be made by the Covered Persons for fiscal 1998 were made on a timely basis.

                        PROPOSAL 1. ELECTION OF DIRECTORS

The entire Board of Directors (the "Board"), comprised of five directors, will be elected at the 1999 Annual Meeting. All directors are elected annually and, if elected, will hold office until the next annual meeting of shareholders and until the election and qualification of their successors. Unless contrary imstructions are given, the shares represented by the enclosed proxy will be voted FOR the election of the nominees set forth in the following table.

Nominees for Election as Directors; Identification of Executive Officers

Each nominee has consented to being named in this proxy statement and to serve, if elected. If any nominee at the time of his election is unable or unwilling to serve or is otherwise unavailable for election, and as a result another nominee is designated by the Board of Directors, the persons named in the enclosed proxy, or their substitutes appointed by the Board of Directors, will have discretion and authority to vote or refrain from voting for such nominee in accordance with their judgment. The five nominees receiving the highest number of votes cast at the Annual Meeting will be elected directors. For such purposes, the withholding of authority to vote, an abstention or the specific direction not to cast a vote, such as a broker non-vote, will not constitute the casting of a vote in the election of directors. The following table also sets forth certain information concerning the Company's executive officers who are not also a director of the Company.


Director/Officer Name        Age      Since                          Principal Occupation and Experience
---------------------        ---      -----                          -----------------------------------
Martin E. Judge, Jr.         55       1970       Founder; Chief Executive Officer and Chairman of the Board since 1970.

Michael A. Dunn              51       1995       Director and Executive Vice President of the Company. President of the
                                                 Company's Permanent Placement business since 1990. From 1980 to 1990, Mr. Dunn served as Executive Vice President of the Permanent Placement business, and has also held various recruiting and managerial positions in that business since joining the Company in 1973. During fiscal 1996 and until the JIS Merger in fiscal 1997, Mr. Dunn was a director of JIS.

Richard T. Furlano           49        1996      Director. President of the Company's Contract Placement business since April 1992.
                                                 He served as President of Judge Imaging Systems, Inc. ("JIS"), a publicly held subsidiary of the Company until its merger into a wholly-owned subsidiary of the Company in February 1997 (the "JIS Merger"). During fiscal 1996 and until the JIS Merger in fiscal 1997, Mr. Furlano was also a director of JIS. Mr.
                                                 Furlano is the brother-in-law of Mr. Judge.

Randolph J. Angermann        48        1997      Director. Since February 1994, Mr. Angermann has been the President of Four
                                                 Seasons Properties Inc., a real estate investment firm. From 1971 until its sale to Office Depot, Inc. in February 1994, Mr. Angermann owned and operated
                                                 Yorkship Business Supply, a diversified office products company.

James C. Hahn                56        1997      Director. Since January 1996, Mr. Hahn has served as President and Chief Executive
                                                 Officer of AutoImage ID, Inc., a company that designs and manufactures real time recognition systems using automatic data collection applications. From
                                                 July 1991 to January 1994, Mr. Hahn was the Vice President of Product Marketing
                                                 for Gandalf Technologies, a publicly held multi-national Canadian company that manufactures, sells and services data communication products used for computer-to-computer communications. In addition, from October 1991 to January
                                                 1996, Mr. Hahn served as a director of Harbor Technology, Inc., a data communication and telemarketing network company.


The Board of Directors and its Committees

The Board held four meetings during the year ended December 31, 1998. The Board has three standing committees, the Stock Option Committee, the Compensation Committee and the Audit Committee. The Board does not have a standing nominating committee. The functions of a nominating committee are carried on by the Board of Directors as a whole.

The Compensation Committee. The Compensation Committee is comprised of Messrs. Angermann and Hahn. This committee reviews categories of compensation levels of the Company's employees and determines guidelines for future compensation, including incentive compensation. This committee held one meeting during fiscal 1998.

The Stock Option Committee. The Stock Option Committee is comprised of Messrs. Angermann and Hahn. This committee authorized to grant options to officers and key employees of the Company pursuant to the Company's 1996 Incentive Stock Option Plan, as amended and restated effective September 11, 1998 (formerly the Company's 1996 Incentive Stock Option and Non-Qualified Stock Option Plan for Key Employees and Non-Employee Directors, as amended and restated affective June 9, 1998) (tbe "Stock Option Plan") and otherwise. This committee held four meetings during fiscal 1998.

The Audit Committee. The Audit Committee is comprised of Messrs. Judge, Angermann and Hahn. The primary responsibilities of this committee are to recommend annually the independent public accountants for appointment by the Board as auditors for the Company, review the scope of the audit made by the accountants, review the audit reports submitted by the accountants, conduct such other reviews as the committee deems appropriate and make reports and recommendations to the Board within the scope of its functions. This committee held one meeting during fiscal 1998.

Directors' Compensation

In fiscal 1998, the Company's directors, and the directors of each of the Company's subsidiaries, did not receive any cash compensation for their services as directors. In fiscal 1998, each non-employee director received options to purchase 10,000 common shares as non-discretionary grants made pursuant to the Company's Stock Option plan.

Pursuant to the Company's Stock Option Plan, each person elected as a Non-Employee Director, as defined in the Securities Exchange Act of 1934, as amended, at the Annual Meeting will receive a grant of a Non-Qualified Stock Option, (a "NQSO") to purchase 10,000 Common Shares on the first business day immediately following the date he or she is elected a director. In addition, pursuant to the Company's Stock Option Plan, on the first business day immediately following each of the dates on which an incumbent Non-Employee Director is re-elected, he or she will receive an additional grant of an NQSO to purchase 10,000 additional Common Shares. The grant of NQSOs to Non-Employee Directors pursuant to the Stock Option Plan is automatic and neither the Committee nor the Board shall have any discretionary authority with respect thereto.

                    PROPOSAL 2. RATIFICATION OF ACCOUNTANTS

In the absence of instructions to the contrary, proxies will be voted in favor of the reappointment of Rudolph, Palitz LLP as independent accountants of the Company to serve until the next Annual Meeting of Shareholders. The election of independent accountants by the shareholders is not required by law or by the Company's By-Laws; however, the Company has decided to submit this matter to the shareholders and believes that it is good practice to do so. A majority of the votes cast in favor of the election of Rudolph, Palitz, LLP is necessary to approve this matter. For such purposes, the withholding of authority to vote, an abstention or the specific direction not to cast a vote, such as a broker non-vote, will not constitute the casting of a vote in favor of the election. If a majority of the votes cast on this matter are not cast in favor of the election of Rudolph, Palitz LLP, the Company will appoint other independent accountants as soon as is practical and before the close of 1999.

A representative of Rudolph, Palitz LLP is expected to be present at the Annual Meeting to make a statement if desired and will be available to respond to any appropriate questions.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the annual and long-term compensation paid or accrued for the Company's Chief Executive Officer and each of the Company's other executive officers whose total annual salary and bonus exceeded $100,000 for services rendered to the Company and its subsidiaries during fiscal 1998 ("Named Officers").

                                                                            Annual Compensation(1)
                                                                            ---------------------
     Name                   Principal Position                Year      Salary       Bonus     All Other Compensation
     ----                   ------------------                ----      ------       -----     ----------------------
Martin E. Judge, Jr.     Chief Executive Officer,             1998     $288,393     $    --         $105,288(2)
                         President, and Chairman of the       1997     $494,782     $    --         $116,411(3)
                         Board of Directors

Michael A. Dunn          Executive Vice President of the      1998     $239,648     $    --         $ 39,663(4)
                         Board of Directors, President of     1997     $261,525     $    --         $ 41,347(5)
                         Permanent Placement business

Richard T. Furlano       Board Member, President of           1998     $287,307     $17,500         $     --
                         Contract Placement business          1997     $304,025     $17,500         $     --

(1) The Company has omitted in the Summary Compensations Table information concerning the value of perquisites and other personal benefits which, in the aggregate, do not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for the Named Officers.

(2) Includes life insurance premiums of $105,288 paid by the Company (recoverable by the Company upon policy cancellation or payment of death benefits).

(3) Includes life insurance premiums of $97,961 paid by the Company (recoverable by the Company upon policy cancellation or payment of death benefits).

(4) Represents life insurance premiums of $28,763 paid by the Company (recoverable by the Company upon policy cancellation of payment of death benefits) and $10,900 for a Company provided car.

(5) Represents life insurance premiums of $30,447 paid by the Company (recoverable by the Company upon policy cancellation or payment of death benefits) and $10,900 for a Company provided car.

Stock Option Tables

The following tables provide information with respect to stock option grants by the Company to the Named Officers in 1998 and the number of unexercised options and the value of unexercised in-the-money options at December 31, 1998, respectively.

                       Option Grants in Last Fiscal Year

                                                                                          Potential Realizable Value at
                                                                                          Assumed Annual Rates of Stock
                            Options                                                       Price Appreciation for Option
                            Granted                Individual Grants                                Term(4)
                           --------------------------------------------------------------------------------------------
                                         % of Total
                                      Options Granted   Exercise
                                      to Employees in     Price          Expiration
                                       Fiscal Year(1)   Per Share           Date                5%             10%
-----------------------------------------------------------------------------------------------------------------------
Martin E. Judge, Jr.        100,000        9.57%          $5.707        04/13/2003(2)        $157,674        $348,418
Michael A. Dunn              40,000        3.83%          $5.707        04/13/2003(2)        $ 63,070        $139,367
Richard T. Furlano           75,000        7.18%          $5.188        04/13/2008(3)        $ 68,576        $198,624
=======================================================================================================================

(1) The Company granted a total of 1,044,750 options during fiscal 1998 (including 20,000 options granted to Non-Employee Directors, none of which were issued outside of the Stock Option Plan).

(2) The options become exercisable in equal annual installments over a four-year period and have a term of five years.

(3) The options become exercisable in equal annual installments over a four-year period and have a term of ten years.

(4) These amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date.

              Aggregated Option Exercises in Last Fiscal Year and
                         Fiscal Year-End Option Values

                                                                                        Value of Unexercised In-the-
                                                       Number of Unexercised Options           Money Options At
                                                             at Fiscal Year-End               Fiscal Year-End(2)
                                                             ------------------               ------------------
                         Shares
                      Acquired on
Name                    Exercise     Value Realized(1)   Exercisable   Unexercisable     Exercisable     Unexercisable
----------------------------------------------------------------------------------------------------------------------
Martin E. Judge, Jr.       --              $ --             12,500        137,500           $ --             $ --

Michael A. Dunn            --              $ --              6,500         59,500           $ --             $ --

Richard T. Furlano         --              $ --             10,250        125,750           $ --             $ --

(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2) In-the-money options are those where the fair market value of the underlying securities exceeds the exercise price of the option. The closing price of the Company's Common Shares on December 31, 1998 was $2,188 per share.

Performance Graph

The graph set forth below compares the cumulative total returns to holders of Common Shares of the Company with the cumulative total return of the NASDAQ Stock Market-US Index and of a peer group selected by the Company for the period beginning February 14, 1997, the date trading first began in the Company's Common Shares on the NASDAQ National Market following the Company's Initial Public Offering, and ending December 31, 1998, assuming the investment in the relevant stock or index was $100 at February 14, 1997 and that all dividends were reinvested. The peer companies were selected by the Company on the basis of their involvement in the employment staffing industry and/or their selection by the underwriters of the Offering for purposes of valuing the Company's Common Shares. The peer group is composed of Data Processing Resources Corp., Hall Kinion & Associates, Inc., Alternative Resources Corp., TSR, Inc., and Metro Information Services. The information with respect to Hall Kinion & Associates, Inc. is provided as of August 5, 1997, the date of its initial public offering. The closing market price of the Company's Common Shares as of December 31, 1998 was $2,188 per share.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
           FOR THE PERIOD FROM FEBRUARY 14, 1997 TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

$160.00
$140.00
$120.00
$100.00                                                      --o--  Company
 $80.00                                                     --[ ]-- Peer Index
 $60.00                                                      --x--  Market Index
 $40.00
 $20.00
  $0.00
         2/14/97          12/31/97             12/31/98
--------------------------------------------------------------------------------

========================================================================================
                            Feburary 14, 1997    December 31, 1997     December 31, 1998
----------------------------------------------------------------------------------------
The Judge Group, Inc.            $100.00              $ 65.00               $ 29.16
----------------------------------------------------------------------------------------
Peer Group                       $100.00              $143.21               $107.23
========================================================================================

--------------------------------------------------------------------------------
NASDAQ Stock Market - US         $100.00          $116.03           $153.49
--------------------------------------------------------------------------------

Employment Agreements

The Company does not have employment agreements with any Named Officers. The Company does, however, require that all key employees execute confidentiality and one-year post-termination non-competition agreements.

Compensation Committee Interlocks and Insider Participation

Effective April 1997, Messrs. Angermann and Hahn were elected as members of the Compensation Committee and served as such at all times during fiscal 1998.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

Pursuant to rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information with respect to the compensation provided to the Company's Chief Executive Officer and certain other of its executive officers. In fulfillment of this requirement, the Compensation Committee of the Board of Directors have prepared the following report addressing the Company's executive compensation policies for the fiscal year ended December 31, 1998 for inclusion in this Proxy Statement.

The Compensation Committee reviews and approves salaries and other matters relating to compensation of the Company's executive officers, including incentives and other forms of compensation and benefits. The Compensation Committee is comprised of Messrs. Angermann and Hahn, both of whom are non-employee directors.

Compensation Policies

Historically, the Company's compensation, package has consisted of base salary, bonuses and equity incentives in the form of stock options. In light of the Company's need to secure, retain and motivate management employees of high caliber who possess skills useful to the development and growth of the Company, the Compensation Committee has established the following principles in awarding compensation:

o Executive and management compensation should be based in part on the Company's performance. Stock options and cash incentive performance bonuses should be used to motivate executives and management to achieve the Company's long-term goals and objectives.

o Equity ownership by employees, including executive officers, serves to align the interests of employees with the interests of shareholders by providing employees with incentives to build shareholder values.

o Salaries for each executive officer should be set with reference to the range of salaries for similar positions in comparable companies in the Company's industry [as reported in compensation survey information obtained by the Company from compensation consulting firms].

Base and Cash Incentive Performance Bonus Compensation

The base compensation paid to the Company's executive officers is influenced significantly by the need to attract and retain management employees with high levels of expertise.

In the opinion of the Compensation Committee, based upon a survey conducted by the Company of companies with a similar market capitalization as the Company and other information available to the Compensation Committee on competitive salaries, the base compensation paid to the Company's executive officers and managers falls within the range of salaries for similar positions in comparable employment staffing companies.

The Company's bonus plan (the "Bonus Plan") was established in 1997 to award cash incentive performance bonuses to management employees. Under the Bonus Plan, cash incentive bonuses are awarded to management employees, including executive officers, based upon a formula consisting of the accomplishment of certain Company and individual performance goals, which include meeting revenue, revenue growth rate and operating income targets related to the business operations for which they are responsible.

Equity Incentives

Historically, the Company has relied heavily upon the grant of stock options as part of its compensation policy. The Company believes that the granting of stock options encourages its executive officers and other key employees to achieve long-term goals and objectives that are consistent with results that benefit the Company's shareholders. The Company also believes that the grant of opportunities for an equity stake in the Company is important in attracting and retaining key employees. As a result, in 1998, the Company granted options under the Stock Option Plan to executive officers, senior managers and other key employees, to purchase a total of 1,044,758 of the Company's Common Shares (including options to purchase 78,300 of the Company's Common Shares canceled upon resignation). The Company intends in 1999 and in the future to make additional grants to key employees and non-employee directors under the Stock Option Plan, as amended.

Chief Executive Officer Compensation

The Compensation Committee uses the same factors in determining the compensation of the Chief Executive Officer as it does for the other executive officers. The salary received by the Chief Executive Officer in 1998 was based on the compensation policies discussed above.

                           THE COMPENSATION COMMITTEE
                             Randolph J. Angermann
                                 James C. Hahn

--------------------------------------------------------------------------------
                           ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR 1998, AS FILED WITH THE SECURITIES AND EXCHANGE CONMISSION, WILL BE FURNISHED TO ANY SHAREHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST DIRECTED TO THE ATTENTION OF THE SECRETARY OF THF COMPANY, AT THE COMPANY'S PRINCIPAL ADDRESS SHOWN ON THE COVER PAGE OF THIS PROXY STATEMENT. THE COMPANY WILL FURNISH TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K OF THE COMPANY FOR FISCAL 1998, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATING TO THE COMPANY'S FURNISHING OF SUCH EXHIBITS(S).

                             SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal for inclusion in next year's proxy statement must forward such proposal to the Secretary of the Company, at the address indicated on the cover page of this proxy statement, so that the Secretary receives it no later than January 18, 2000.

For any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented directly at the 2000 Annual Meeting of Shareholders, such proposal must be submitted to the Company in accordance with the Company's By-Laws, which provide, among other things, that it must be received by the Company not less than 70 nor more than 90 days prior to June 15, 2000.


                                 OTHER MATTERS

The Board of Directors knows of no matters to be presented for action at the 1999 Annual Meeting, other than those set forth in the attached Notice. However, if any other matters should properly come before the meeting or any adjournments thereof, the proxies solicited hereby will be voted on such matters, to the extent permitted by the rules of the Securities and Exhange Commission, in accordance with the judgment of the persons voting such proxies.

                                       By Order of the Board of Directors,

                                       KATHARINE A. WIERCINSKI
                                       Secretary

                             THE JUDGE GROUP, INC.
                           TWO BALA PLAZA, SUITE 405
                        BALA CYNWYD, PENNSYLVANIA 19004

PROXY-- Annual Meeting of Shareholders--Tuesday, June 15, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Martin E. Judge, Jr. and Richard Furlano as proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares of The Judge Group, Inc. held of record by the undersigned on May 14, 1999 at the Annual Meeting of Shareholders to be held on Tuesday, June 15, 1999 or at any adjournment thereof.

1. ELECTION OF DIRECTORS.

     FOR all nominees listed below            WITHHOLD AUTHORITY to vote
     (except as marked to the contrary        for all nominees listed below / /
     below) / /

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Randolph J. Angermann, Michael A. Dunn, James C. Hahn, Martin E. Judge, Jr. and Richard T. Furlano

2. PROPOSAL TO RATIFY THE APPOINTMENT OF RUDOLPH, PALITZ LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

            FOR  / /          AGAINST  / /            ABSTAIN  / /

                 (Continued, and to be signed, on Reverse Side)

(Continued from other side)

3. In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS; FOR PROPOSAL 2; AND IN ACCORDANCE WITH THE PROXIES' BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                       Date
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                       Signature
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                       Signature, if held jointly
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